                                                                    Exhibit 21.1



SUBSIDIARIES OF WILLIS CORROON GROUP LIMITED


                                                                                 Country of
Company Name                                                                     Registration
------------                                                                     ------------
WILLIS CORROON CORPORATION                                                       U.S.A.

       WF Corroon Corporation - Great Lakes                                      U.S.A.

       WF Corroon Corporation - Nevada                                           U.S.A.

       Willis Corroon Constructions Services Corporation of New                  U.S.A.
         Jersey

       Willis Corroon Corporation of Birmingham                                  U.S.A.

       Willis Corroon Corporation of Michigan                                    U.S.A.

               Baccala & Shoop Insurance Services                                U.S.A.

               CBL Equities Inc                                                  U.S.A.

               Corroon & Black Financial Corporation of                          U.S.A.
                 California

               Guy Benefits Consulting Inc.                                      U.S.A.

               McAlear Associates Inc. (Michigan)                                U.S.A.

                      McAlear Associates Inc (Ohio)                              U.S.A.

               MedTrac Inc                                                       U.S.A.

               Municipal Insurance Marketing Services                            U.S.A.
                 Corporation

               Pacific International Brokers Limited                             U.S.A.

               Professional Liability Underwriting Managers Inc                  U.S.A.

               Public Entities National Company - Midwest                        U.S.A.

                       Public Entities National Company of Idaho                 U.S.A.

               Queenswood Properties Inc                                         U.S.A.

               Stewart Smith East Inc                                            U.S.A.

                       Stewart Smith Southeast Inc                               U.S.A.

                       Stewart Smith Southwest Inc.                              U.S.A.



SUBSIDIARIES OF WILLIS CORROON GROUP LIMITED


                                                                                 Country of
Company Name                                                                     Registration
------------                                                                     ------------
                       Wrightson & Co Inc                                        U.S.A.

               Stewart Smith West of Arizona Inc                                 U.S.A.

               WF Corroon Corporation - California                               U.S.A.

               WF Corroon Corporation - Greater New York                         U.S.A.

               WF Corroon Corporation - Tennessee                                U.S.A.

               WF Corroon Corporation - Texas                                    U.S.A.

               Willis Corroon Administrative Services                            U.S.A.
                 Corporation

                     Public Entities National Company of                         U.S.A.
                       Indiana

                     Public Entities National Company of                         U.S.A.
                       Louisiana

                     Public Entities National Company of                         U.S.A.
                       Nevada

                     Public Entities National Company of                         U.S.A.
                       Wyoming

                     PENCO - Insurance Agency Inc                                U.S.A.

                     Public Entities National Company of                         U.S.A.
                       Arizona

                     Public Entities National Company of                         U.S.A.
                       Colorado

                     Public Entities National Company of                         U.S.A.
                       Kentucky

                     Public Entities National Company of                         U.S.A.
                       Mississippi

                     Public Entities National Company of                         U.S.A.
                       Oklahoma



SUBSIDIARIES OF WILLIS CORROON GROUP LIMITED


                                                                                 Country of
Company Name                                                                     Registration
------------                                                                     ------------

                     Public Entities National Company of                         U.S.A.
                       Utah

                     Public Entities National Company of                         U.S.A.
                       Virginia

                     Willis Corroon Corporation of Louisville                    U.S.A.

               Willis Corroon & Associates Inc                                   U.S.A.

                     Willis Corroon Risk Management                              U.S.A.
                       Corporation

               Willis Corroon CID Americas, Inc.                                 U.S.A.

               Willis Corroon Corporation of Anchorage                           U.S.A.

               Willis Corroon Corporation of Arizona                             U.S.A.

               Willis Corroon Corporation of California                          U.S.A.

               Willis Corroon Corporation of Georgia                             U.S.A.

               Willis Corroon Corporation of Greater New York                    U.S.A.

               Willis Corroon Corporation of Illinois                            U.S.A.

                       Commercial Excess Marketing Corp                          U.S.A.

               Willis Corroon Corporation of Kansas                              U.S.A.

               Willis Corroon Corporation of Los Angeles                         U.S.A.

               Willis Corroon Corporation of Louisiana                           U.S.A.

               Willis Corroon Corporation of Maryland                            U.S.A.

               Willis Corroon Corporation of Massachusetts                       U.S.A.

               Willis Corroon Corporation of Minnesota                           U.S.A.

               Willis Corroon Corporation of Mississippi                         U.S.A.

               Willis Corroon Corporation of Missouri                            U.S.A.

               Willis Corroon Corporation of Mobile                              U.S.A.



SUBSIDIARIES OF WILLIS CORROON GROUP LIMITED


                                                                                 Country of
Company Name                                                                     Registration
------------                                                                     ------------
               Willis Corroon Corporation of Nevada                              U.S.A.

               Willis Corroon Corporation of New Hampshire                       U.S.A.

               Willis Corroon Corporation of New Jersey                          U.S.A.

               Willis Corroon Corporation of New York                            U.S.A.

                       Willis Corroon Construction Services                      U.S.A.
                         Corporation of Connecticut

               Willis Corroon Corporation of North Carolina                      U.S.A.

               Willis Corroon Corporation of Orange County                       U.S.A.

               Willis Corroon Corporation of Pennsylvania                        U.S.A.

               Willis Corroon Corporation of Oregon                              U.S.A.

               Willis Corroon Corporation of Sacramento                          U.S.A.

               Willis Corroon Corporation of San Diego                           U.S.A.

               Willis Corroon Corporation of San Jose                            U.S.A.

               Willis Corroon Corporation of Seattle                             U.S.A.

                       Willis Corroon Corporation of Fairbanks                   U.S.A.

               Willis Corroon Corporation of Tennessee                           U.S.A.

               Willis Corroon Corporation of Wisconsin                           U.S.A.

                       CRRUX Inc                                                 U.S.A.

               Willis Corroon Energy, Inc                                        U.S.A.

               Willis Faber North America Inc                                    U.S.A.

                       Cordis Consulting, Inc.                                   U.S.A.

                       Reinsurance Alternatives Inc.                             U.S.A.

                              RAI Marketing, Inc                                 U.S.A.

       Willis Corroon Corporation of Ohio                                        U.S.A.



SUBSIDIARIES OF WILLIS CORROON GROUP LIMITED

                                                                                 Country of
Company Name                                                                     Registration
------------                                                                     ------------
       Willis Corroon Corporation of Utah                                        U.S.A.

       Willis Corroon Inc                                                        U.S.A.

SOVEREIGN MARINE & GENERAL INSURANCE COMPANY LIMITED (in                         England & Wales
  provisional liquidation)

       Greyfriars Insurance Company Limited                                      England & Wales

              Associated International Insurance (Bermuda)                       Bermuda
                Limited

       Sovereign Insurance (UK) Limited                                          England & Wales

EASTERN INSURANCE & REINSURANCE LIMITED                                          England & Wales

HARRAP BROTHERS LIFE & PENSIONS LIMITED                                          England & Wales

STEWART WRIGHTSON NORTH AMERICA HOLDINGS LIMITED                                 England & Wales

WILLIS FABER MANAGEMENT SERVICES (GUERNSEY) LIMITED (in                          Guernsey
  liquidation)

WILLIS FABER (GUERNSEY) LIMITED (in liquidation)                                 Guernsey

WILLIS FABER PENSION TRUSTEES LIMITED                                            England & Wales

WILLIS FABER & DUMAS LIMITED                                                     England & Wales

       Bloodstock & General Insurance Services Limited                           England & Wales

       Claims and Recovery Services Limited                                      England & Wales

              Claims & Recovery Services (Moscow)                                Russia

       Hughes-Gibb & Company Limited                                             England & Wales

       Special Contingency Risks Limited                                         England & Wales

       Willis Faber Corretaje de Reaseguros S.A.                                 Venezuela

       Willis Faber (Aegean) Limited                                             England & Wales

       Willis Corroon CIS                                                        Russia



SUBSIDIARIES OF WILLIS CORROON GROUP LIMITED


                                                                                 Country of
Company Name                                                                     Registration
------------                                                                     ------------
WILLIS CORROON LIMITED                                                           England & Wales

       E.J. Welton & Co. Limited                                                 England & Wales

       QRM Healthcare Limited                                                    England & Wales

       Robinson, Clemmit, Chisem & Marshall Limited                              England & Wales

       VEAGIS Limited                                                            England & Wales

       Willis Corroon Cargo Limited                                              England & Wales

       Willis Corroon Construction Risks Limited                                 England & Wales

       Willis Corroon Credit Limited                                             England & Wales

       Willis Corroon (FR) Limited                                               England & Wales

       Willis Corroon Harris Marrian Limited                                     Northern Ireland

       Willis Corroon Hinton Limited                                             England & Wales

       Willis Corroon Transportation Risks Limited                               England & Wales

       Willis Corroon Scotland Limited                                           Scotland

       Willis Corroon Services Limited                                           England & Wales

       Willis First Response Limited                                             England & Wales

       Willis National Holdings Limited                                          England & Wales

               ANIFA Limited                                                     England & Wales

               Willis Corroon Financial Planning Limited                         England & Wales

               Willis National Limited                                           England & Wales

WILLIS CORROON INTERNATIONAL HOLDINGS LIMITED                                    England & Wales

       Friars Street Insurance Limited                                           Guernsey

       Gibraltar Insurance (Barbados) Limited                                    Barbados

       Meridian Insurance Company Limited                                        Bermuda

       Willis Corroon (Bermuda) Limited                                          Bermuda



SUBSIDIARIES OF WILLIS CORROON GROUP LIMITED


                                                                                 Country of
Company Name                                                                     Registration
------------                                                                     ------------
               Willis Corroon Dublin Limited                                     Eire

       Willis Corroon Management (Cayman) Limited                                Grand Cayman

       Willis Corroon Douglas Limited                                            Isle of Man

       Willis Corroon Investments Limited                                        England & Wales

       Willis Corroon Jersey Limited                                             Jersey

       Willis Corroon Management (Bermuda) Limited                               Bermuda

       Willis Corroon Management (Dublin) Limited                                Eire

       Willis Corroon Management (Gibraltar) Limited                             Gibraltar

       Willis Corroon Management (Luxembourg) S.A.                               Luxembourg

       Willis Corroon Europe B.V.                                                Netherlands

               Willis Corroon Polska                                             Poland

               Global Special Risks Holdings Inc                                 Hong Kong

                      Global Special Risks Inc                                   U.S.A.

                      Global Special Risks Inc of New York                       U.S.A.

                      Global Special Risks Insurance Services Inc                U.S.A.

                      Global Special Risks Insurance Services                    U.S.A.
                        California

                      Global Special Risks Inc of Texas                          U.S.A.

                             Global Special Risks Inc of Houston                 U.S.A.

               Johnson & Higgins Willis Faber Holdings Inc                       U.S.A.

               S & C Willis Corroon Correduria de Seguros y                      Spain
                 Reaseguros SA

                     S & C - Willis Corroon Correduria de                        Spain
                       Seguros SA (CATALUNA)



SUBSIDIARIES OF WILLIS CORROON GROUP LIMITED


                                                                                 Country of
Company Name                                                                     Registration
------------                                                                     ------------
                     S & C e IC Willis Corroon Correduria de                     Spain
                       Seguros SA (SEVILLE)

                     S & C Med Correduria de Seguros SA                          Spain
                       (VALENCIA)

               Surplus Corredores de Reaseguros SA                               Spain

               Trinity Computer Processing (India) Limited                       India

               Willis Corroon Italia S.p.A.                                      Italy

                     UTA Willis Corroon Rischi Speciali S.R.L.                   Italy

                     UTA Willis Corroon Firenze S.R.L.                           Italy

                     UTA Willis Corroon Liguria S.R.L.                           Italy

                     UTA Willis Corroon Milan S.R.L.                             Italy

                     UTA Willis Corroon Vicenza S.R.L.                           Italy

               WFB Limitada                                                      Brazil

               Willis Corroon Nederlands BV                                      Netherlands

                     Willis Corroon BV                                           Netherlands

                             Scheuer Verzekeringen BV                            Netherlands

                             Prospero Underwriting Management                    Netherlands
                               BV

                             Prospero Underwriting Services BV                   Netherlands

                                    KSA Vof                                      Netherlands

               Willis Corroon Beligium S.A.                                      Belgium

               Willis Corroon Canada Inc.                                        Canada

                     MHR International Inc                                       Canada

                           Willis Corroon Canada (1999) Inc                      Canada



SUBSIDIARIES OF WILLIS CORROON GROUP LIMITED


                                                                                 Country of
Company Name                                                                     Registration
------------                                                                     ------------
                                    177225 Canada Inc                            Canada

                                    9019-2386 Quebec Inc                         Canada
                                      (formerly Lajoie Meunier
                                      Lemieux Inc)

                                    Richards, Melling (Quebec)                   Canada
                                      Inc

               Willis Corroon Aerospace of Canada                                Canada
                 Limited

       Willis Corroon Kendriki SA                                                Greece

       Willis Corroon sro (shares held on trust by WC                            Czech Republic
         Europe Ltd)

       Willis Corroon GmbH (shares held on trust by                              Germany
         WCG Ltd)

               Mansfeld, Hubener & Partner GmbH                                  Germany

               Mansfeld Cordis Consulting GmbH & Co.                             Germany
                 KG (limited partnership)

       Willis Corroon Management (Guernsey) Limited                              Guernsey

               Willis Corroon Management (Jersey)                                Jersey
                 Limited

               Willis Corroon Secretarial Services Limited                       Guernsey

       Willis Corroon Management (Isle of Man) Limited                           Jersey

       Willis Corroon Australia Limited                                          Australia

               Willlis Corroon Richard Oliver Professional                       Australia
                 Services Limited

               Willis Corroon Holdings (New Zealand)                             New Zealand
                 Limited

                     Willis Corroon Limited                                      New Zealand



SUBSIDIARIES OF WILLIS CORROON GROUP LIMITED


                                                                                 Country of
Company Name                                                                     Registration
------------                                                                     ------------
               Willis Faber & Dumas Limited                                      Australia

               Richard Oliver International Pty Limited                          Australia

                     Willis Corroon Richard Oliver                               Australia
                       Nominees Pty Limited

                     Industrial Mutual Insurance Pty                             Australia
                       Limited

                     Richard Oliver Australia Pty                                Australia
                       Limited

                           Richard Oliver Pty Limited                            Australia

                                    Richard Oliver                               U.S.A.
                                      International Inc

                                    Richard Oliver                               Singapore
                                      International Pte
                                      Limited

                                    Richard Oliver USA                           U.S.A.
                                      Inc

                     Richard Oliver International Limited                        England & Wales

                     Richard Oliver (NZ) Limited                                 New Zealand

                     Richard Oliver International PTY                            Hong Kong
                       Limited

                     Richard Oliver Underwriting                                 Australia
                       Managers Pty Limited

                     Rocap Pty Limited                                           Australia

       Willis Corroon Hungary Kft                                                Hungary

       Willis Corroon Ireland Limited                                            Eire

               Kindlon Ryan Insurances Limited                                   Eire

       Willis Corroon (Taiwan) Limited                                           Taiwan



SUBSIDIARIES OF WILLIS CORROON GROUP LIMITED


                                                                                 Country of
Company Name                                                                     Registration
------------                                                                     ------------
       Willis Corroon AB                                                         Sweden

               OY Willis Corroon AB                                              Finland

               Willis Corroon Global Financial Risks AB                          Sweden
                 (34% held by WCE BV)

               Willis Corroon Gothia AB                                          Sweden

               Willis Corroon i Orebro AB                                        Sweden

       Willis Faber Advisory Services Limited                                    Zambia

       Willis Faber AG                                                           Switzerland

       Willis Faber & Dumas (Mexico) Intermediario de                            Mexico
         Reaseguro S.A. de C.V.

       Willis Faber Anclamar S.A.                                                Spain

       Willis Faber Chile Limitada                                               Chile

               Willis Faber Chile Corredores de Reaseguro                        Chile
                 Limitada

       Willis Corroon Hellas (Insurance Brokers) SA                              Greece

       Willis Faber Do Brasil Consultoria e Participacoes                        Brazil
         S.A.

       Willis Faber GmbH                                                         Germany

       Willis Faber Insurance Services Limitada                                  Chile

       Willis Corroon Corretores de Seguros Limitada                             Portugal

       Willis Faber Correduria de Reaseguros S.A.                                Spain

       Willis Corroon China (Hong Kong) Limited                                  Hong Kong

               Willis Faber Consulting (Far East) Limited                        Hong Kong

       Willis Faber (Middle East) S.A.L.                                         Lebanon

       Willis Corroon (Pte) Limited                                              Singapore



SUBSIDIARIES OF WILLIS CORROON GROUP LIMITED


                                                                                 Country of
Company Name                                                                     Registration
------------                                                                     ------------
       Willis Faber Services Limited                                             Bermuda

WILLIS FABER LIMITED                                                             England & Wales

       Cordis Consulting Limited                                                 England & Wales

       Friars Street Trustees Limited                                            England & Wales

       Run-Off 1997 Limited                                                      England & Wales

       United African Insurance Brokers Limited                                  England & Wales

       Willis Consulting Group Limited                                           England & Wales

               W F C Trustees (C.I.) Limited                                     Guernsey

       Willis Corroon Asia Pacific Limited                                       England & Wales

       Willis Corroon Asset Management Limited                                   England & Wales

       Willis Corroon ESOP Management limited                                    Guernsey

       Willis Corroon Japan Limited                                              England & Wales

       Willis Corroon Licensing Limited                                          England & Wales

       Willis Faber Kirke-Van Orsdel Limited (in liquidation)                    England & Wales

WILLIS CORROON GROUP SERVICES LIMITED                                            England & Wales

       Stewart Wrightson Management Services Limited                             England & Wales

       Willis Corroon Nominees Limited                                           England & Wales

WILLIS FABER UNDERWRITING AGENCIES LIMITED                                       England & Wales

       Devonport Underwriting Agency Limited                                     England & Wales

       Willis Faber (Underwriting Management) Limited                            England & Wales

       Willis Faber Underwriting Services Limited                                England & Wales

WILLIS FABER UK GROUP LIMITED                                                    England & Wales

       Arbuthnot Insurance Services Limited                                      England & Wales



SUBSIDIARIES OF WILLIS CORROON GROUP LIMITED


                                                                                 Country of
Company Name                                                                     Registration
------------                                                                     ------------
             Stewart Wrightson International Group Limited                       England & Wales

       Armed Forces Financial Advisory Services Limited                          England & Wales

       C D D Gilmour (Underwriting Agencies) Limited                             England & Wales

       Durant, Wood Limited                                                      England & Wales

       Galbraith Pembroke (Insurance) Limited                                    England & Wales

       Hinton & Higgs Limited                                                    England & Wales

       Hinton & Holt Limited                                                     England & Wales

       Hinton Safety Limited (in liquidation)                                    England & Wales

       International Claims Bureau Limited                                       England & Wales

       Invest for School Fees Limited                                            England & Wales

       J.C. Armstrong & Company Limited (in liquidation)                         England & Wales

       Lloyd Armstrong & Ramsey Limited                                          Eire

       Martin Boag & Co Limited                                                  England & Wales

       Mathews Wrightson & Co Limited                                            England & Wales

       Mercantile U.K. Limited                                                   England & Wales

       Rattray Daffern & Partners Limited                                        England & Wales

       Stewart Wrightson Group Limited                                           England & Wales

               Willis Faber Property Holdings Limited                            England & Wales

                       Stewart Wrightson (Regional Offices)                      England & Wales
                         Limited

       Stewart Wrightson Marine Hull Limited                                     England & Wales

               Stewart Wrightson Marine (Hellas) Limited                         Greece

       Stewart Wrightson Members' Agency Limited                                 England & Wales

       Stewart Wrightson Surety & Specie Limited                                 England & Wales



SUBSIDIARIES OF WILLIS CORROON GROUP LIMITED


                                                                                 Country of
Company Name                                                                     Registration
------------                                                                     ------------
       Stewart Wrightson (Overseas Holdings) Limited                             England & Wales

               Stewart Wrightson (Private) Limited                               Zimbabwe

       Ten Trinity Brokers Limited                                               England & Wales

       W F Corroon International Limited                                         England & Wales

       Willis Corroon China Limited                                              England & Wales

       Willis Corroon Europe Limited                                             England & Wales

       Willis Corroon Hinton (Ireland) Limited                                   Eire

       Willis Corroon North Limited                                              England & Wales

       Willis Corroon Risk Management Holdings Limited                           England & Wales

CARTER, WILKES & FANE (HOLDING) LIMITED                                          England & Wales

       Bevis Marks (Group) Limited                                               England & Wales

       Johnson Puddifoot and Last Limited                                        England & Wales

       Stephenson's Campus (Berwick) Limited                                     England & Wales

               Carter, Wilkes & Fane Limited                                     England & Wales

               Fane Stevenson & Co Limited                                       England & Wales

